UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 21, 2011

GOOD EARTH LAND SALES COMPANY
(Exact name of registrant as specified in its charter)

Florida	333-139220	20-1993383
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

7217 First Avenue S.
St. Petersburg, FL 33707
(Address of principal executive offices)

(727) 656-3092
(Registrant's telephone number, including area code)

________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01.      Changes in Registrant’s Certifying Accountant

(a)      On April 21, 2011, the board of directors of Good Earth Land Sales (the “Company”) dismissed the Company’s independent registered public accounting firm, Randall N. Drake, CPA, PA (“Randall Drake”).

Randall Drake’s reports on the Company’s financial statements, for the years ended December 31, 2010 and December 31, 2009, were qualified with respect to the Company’s ability to continue as a going concern.

During the years ended December 31, 2010 and 2009 and through the date of Randall Drake’s dismissal, there were (1) no disagreements with Randall Drake on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Randall Drake, would have caused Randall Drake to make reference to the subject matter of the disagreements in connection with its reports on the Company’s financial statements, and (2) no reportable events of the type described in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K.

The Company has furnished Randall Drake with a copy of this disclosure and requested Randall Drake to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company herein.

A letter from Randall Drake, dated April 22, 2011, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)      Concurrent with the decision to dismiss Randall Drake as the Company’s independent registered public accounting firm, the board of directors of the Company appointed UHY Vocation HK CPA Limited (“UHY”) as its independent registered public accounting firm.

During the years ended December 31, 2010 and 2009, and through its appointment on April 21, 2011, neither the Company nor anyone acting on its behalf consulted UHY with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on its financial statements, and neither a written report was provided to the Company or oral advice was provided that UHY concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or reportable events set forth in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

Item 9.01      Financial Statement and Exhibits.

(d) Exhibits.

Exhibit	Description
Number
16.1	Letter from Randall N. Drake, CPA, PA, dated April 22, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOOD EARTH LAND SALES COMPANY

Date: April 22, 2011	By: /s/ Ou, Chu Pan
Ou, Chu Pan
Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
Number
16.1	Letter from Randall N. Drake, CPA, PA, dated April 22, 2011